UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On December 21, 2020, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to announce that the Company has received a cannabis distribution license in Nevada. The license is pending final local city approvals.

“The distribution license allows us to deliver our own product, as well as all contracted products we manufacture, directly to our vendors,” stated Michael Mills, CEO of Body and Mind. “This license allows us to further strengthen our supply chain and reduce the costs and risks of third-party distribution in Nevada.”

In October 2020, the Company became aware of a complaint for disciplinary action by the Nevada Cannabis Compliance Board (the “CCB”) with respect to Nevada Medical Group, LLC (“NMG”), the Company’s Nevada operating subsidiary (the “Complaint”).

NMG has continued to operate without interruption while it has worked closely on a settlement agreement regarding the Complaint. The Nevada Compliance Board approved the settlement agreement with NMG on December 18, 2020, with the agreed settlement comprised of a combination of a fine payable in installments and a formal warning for certain violations and no license termination or suspension of the Nevada cultivation license. NMG and BaM are committed to the integrity of the regulated marketplace.

BaM has been renovating the Nevada cultivation facility to add additional cultivation space. The first modification has been approved and the additional space is anticipated to increased cultivation for the facility.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated December 21, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: December 21, 2020	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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